UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 7, 2011

PUBLIC MEDIA WORKS, INC.

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-29901	98-0020849
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2330 Marinship Way, Ste. #300

Sausalito, CA 94965

(Address of principal executive offices)

(415) 729-8000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into A Material Definitive Agreement

Effective March 7, 2011, Public Media Works, Inc. (the “Company”) entered into an Amendment to Master Purchase Agreement (the “Amendment”) with Signifi Solutions, Inc. (“Signifi”) pursuant to which the parties agreed to amend the Master Purchase Agreement for the purchase of kiosks which was entered into between the parties on November 8, 2010. The Amendment provides (i) that the Company will pay 15% of the price for kiosks with shares of Company common stock valued at $.50 per share, up to 1,000,000 shares; (ii) for Signifi to enter into a license agreement with the Company for the exclusive use of the trade name “Spot” in the United States and Mexico, and the non-exclusive use in Canada; (iii) for the Company’s exclusive use of the design of the kiosk purchased from Signifi for a period of 6 months; and (iv) that the exercise price of the 500,000 warrants granted to Signifi in the previously issued Warrant Agreement dated November 8, 2010 be reduced from $2.50 per share to $1.00 per share. This summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment that is attached as an exhibit to this Current Report on Form 8-K.

ITEM 3.02	Unregistered Sales of Equity Securities

As described in Item 1.01 above, effective March 7, 2011, the Company agreed to issue up to 1,000,000 shares of Company common stock to Signifi under the terms of the Amendment. The shares of the Company’s Common Stock are restricted shares, and may not be sold, transferred or otherwise disposed without registration under the Securities Act or an exemption there under. The shares of Company common stock were offered and sold in reliance on the exemption from registration under Section 4(2) of the Act. The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the individuals in connection with the offering.

Effective March 7, 2011, the Company agreed to issue 2,097,960 shares of restricted Company common stock, and warrants to purchase 2,097,960 shares of restricted common stock at $.25 per share for a term of three years, to five individual Company debt holders, in exchange for the extinguishment of $524,490 in debt owed by the Company. The debt holders were also granted piggyback registration rights for the shares and the shares underlying the warrants. The shares of Company common stock and shares of common stock underlying the warrants are restricted securities, and may not be sold, transferred or otherwise disposed without registration under the Securities Act of 1933, as amended (the “Securities Act”) or an exemption there under. The shares of common stock and warrants were offered and sold in reliance on the exemption from registration under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. All of the debt holders are accredited investors. One of the debt holders is Garrett Cecchini, who as a director of the Company until his resignation effective March 7, 2011. The issuance of shares of common stock and warrants were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the accredited investors in connection with the transactions.

As described in Item 5.02 below, on March 7, 2011, the Company agreed to issue 500,000 shares of restricted Company common stock to Martin W. Greenwald, in connection with his employment as the Company’s Chief Executive Officer and his service on the Company’s Board of Directors. The shares of the Company’s Common Stock are restricted shares, and may not be sold, transferred or otherwise disposed without registration under the Securities Act or an exemption there under. The shares of Company common stock were offered and sold in reliance on the exemption from registration under Section 4(2) of the Act. The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the individuals in connection with the offering.

On March 9, 2011, the Company issued 1,000,000 shares of Company common stock to Salzwedel Financial Communications, Inc. pursuant to the renewal of the Company’s Independent Contractor Agreement dated August 2, 2010 for the provision of investor relations services for the Company. The shares of the Company’s Common Stock are restricted shares, and may not be sold, transferred or otherwise disposed without registration under the Securities Act or an exemption there under. The shares of Company common stock were offered and sold in reliance on the exemption from registration under Section 4(2) of the Act. The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by Salzwedel Financial Communications, Inc. in connection with the offering.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements for Certain Officers

Garrett Cecchini resigned from the Company’s Board of Directors effective as of March 7, 2011. His resignation was not due to any disagreements with the Company.

Effective March 7, 2011, Mr. Greenwald was issued 500,000 shares of common stock in connection with his employment as the Company’s Chief Executive Officer. Mr. Greenwald was also granted 500,000 options to purchase Company common stock with an exercise price of $.55 per share, which vest monthly over a period of 12 months or upon a change of control transaction, expire 36 months from the termination of his service with the Company, and provide for cashless exercise. The Company also agreed to accelerate the vesting of the remaining 500,000 shares of the 1,000,000 shares of restricted Company common stock granted to Mr. Greenwald on August 2, 2010, and accelerate the vesting of the remaining 250,000 options of the 500,000 options to purchase common stock granted to Mr. Greenwald on August 2, 2010. The Company also agreed to re-price the 500,000 options granted to him on August 2, 2010 to $.55 and extend the termination date to 36 months after his discontinuation of service with the Company.

Effective March 7, 2011, Ed Roffman, the Company’s Chief Financial Officer, was granted 220,000 options to purchase Company common stock with an exercise price of $.55 per share, which vest quarterly over a period of 12 months or upon a change of control transaction, and expire 90 months from the termination of his service with the Company. The Company also agreed to re-price the 180,000 options previously granted to him to $.55, extend the termination date to 36 months after his discontinuation of service with the Company; and provide for cashless exercise.

Effective March 7, 2011, Gregory Waring, the Company’s President and Chief Operating Officer, was granted 500,000 options to purchase Company common stock with an exercise price of $.55 per share, which vest quarterly over a period of 12 months or upon a change of control transaction and expire 90 months from the termination of his service with the Company. The Company also agreed to re-price the 250,000 options previously granted to him to $.55.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description

10.26	Amendment to Master Purchase Agreement with Signifi Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC MEDIA WORKS, INC.

Dated: March 11, 2011	By:	/s/ Martin W. Greenwald
Martin W. Greenwald Chief Executive Officer